SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 7, 1995


                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File Number 0-9439

            TEXAS                                                74-2157138
(State or other Jurisdiction                                  (I.R.S. Employer
of incorporation or organization)                            Identification No.)


1200 SAN BERNARDO, LAREDO, TEXAS                                 78040-1359
(Address of principal executive office)                          (ZIP Code)


  (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (210) 722-7611

                                      NONE
     (Former name or former address, if changed since last report)

                                                                        Page: 1
                                                                Total Pages: 64
                                                       Exhibit Index on Page: 4

ITEM 5.     OTHER EVENTS

      Effective June 7, 1995, the state of incorporation of International Bancshares Corporation (the "Company") was changed from Delaware to Texas. The primary purpose of the reincorporation was to enable the Company to realize savings in state franchise taxes.

      The reincorporation was effected by means of a merger of the Company into a wholly-owned Texas subsidiary formed for that purpose. The reincorporation will not cause any change in the name, business, management, capital structure or location of operations of the Company.

      As a result of the reincorporation, shareholders of the Company became shareholders of a corporation governed by Texas law and articles of incorporation and by-laws adopted thereunder. Certificates which previously represented shares of the Company's capital stock or other securities continue to represent a like number of shares of capital stock or amounts of other securities of the Texas successor to the Company.

      The reincorporation and its consequences are described in the Company's Proxy Statement dated April 20, 1995, a copy of which is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibits are filed as part of this report:

            2. Agreement and Plan of Merger dated as of June 7, 1995, by and between International Bancshares Corporation, a Delaware corporation, and International Bancshares Corporation, a Texas corporation.

            3.1. Articles of Incorporation of International Bancshares Corporation.

            3.2.  By-Laws of International Bancshares Corporation.

            99. Proxy Statement of International Bancshares Corporation dated April 20, 1995.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        INTERNATIONAL BANCSHARES CORPORATION
                          (Registrant)


                        By:  /s/ DENNIS E. NIXON
                                 Dennis E. Nixon, President
                                 and Chief Executive Officer

Date:  June 15, 1995

                                  EXHIBIT INDEX




          EXHIBIT
          NUMBER                       DESCRIPTION

            2 Agreement and Plan of Merger dated as of June 7, 1995, by and between International Bancshares Corporation, a Delaware corporation, and International Bancshares Corporation, a Texas corporation

            3.1   Articles of Incorporation of International Bancshares
                  Corporation

            3.2   By-Laws of International Bancshares Corporation

            99 Proxy Statement of International Bancshares Corporation dated April 20, 1995